Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
17.	Subsequent Events

1.	On January 3, 2014, the Company issued to Crede 1,500,000 shares of common stock upon conversion of 30,000 shares of Series C Preferred Stock.
2.	On January 8, 2014, the Company issued to Crede 1,300,000 shares of common stock upon conversion of 26,000 shares of Series C Preferred Stock.
3.
On January 29, 2014, the Company entered into a deferral interest payment agreement with Credit Suisse, pursuant to which the interest payment of $115 due on January 31, 2014 was deferred to February 28, 2014.

4.
On January 30, 2014, the Company and certain of its subsidiaries entered into a term sheet with Credit Suisse in order to settle its obligations arising from the Loan Agreement with the Bank. Pursuant to the term sheet, Credit Suisse agreed to accept a cash payment of approximately $22,000 in full and final settlement of all of the Company’s obligations to Credit Suisse and Credit Suisse would forgive the remaining outstanding balance of approximately $15,000. Upon payment, all of the existing corporate guarantees of the Company and its subsidiaries and the mortgages and security interests on its three vessels (M/V Free Goddess, M/V Free Hero and M/V Free Jupiter) as well as all assignments in favor of Credit Suisse will be released. The closing of such transaction is contingent upon the Company being able to raise capital towards making such payment.

5.	On February 3, 2014, the Company paid the amount of $201 to fully unwind the two interest rate swap agreements with Credit Suisse (Note 8).
6.	On February 6, 2014, the Company issued 67,476 shares of common stock to Asher upon conversion of principal of $75 convertible promissory note dated July 29, 2013 plus accrued interest.
7.
On February 7, 2014, the Company issued 53,700 shares of common stock to Asher upon conversion of the remaining principal of $53.5 convertible promissory note dated July 29, 2013 plus accrued interest.

8.
On December 31, 2013, Charterers, Transbulk submitted a claim against the Company for a balance of hire of M/V Free Knight relating to alleged period of off-hire, other deductions from hire and various expenses incurred on Company’s account in the sum of $265 and obtained a court arrest order (Note 11). On February 6, 2014 the Charterers agreed to accept $200 all inclusive in full and final settlement of all claims under the Charterparty and M/V Free Knight was released.

9.
On February 18, 2014 the Company sold the M/V Free Knight, a 1998-built, 24,111 dwt Handysize dry bulk carrier for a gross sale price of $3.6 million and the vessel was delivered to her new owners. The company recognized an impairment charge of $24 million in the accompanying consolidated statement of operations (Notes 5 & 6).

10.
On February 22, 2014, the Company and certain of its subsidiaries entered into terms with NBG for settlement of its obligations arising from the Loan Agreement with the Bank. Pursuant to the terms, NBG agreed to accept a cash payment of $22,000 in full and final settlement of all of the Company’s obligations to the NBG and NBG would forgive the remaining outstanding balance of approximately $3,700. Upon payment, all of the existing corporate guarantees of the Company and its subsidiaries and the mortgages and security interests on its two vessels (M/V Free Impala and M/V Free Neptune) as well as all assignments in favor of NBG will be released. The closing of such transaction is contingent upon the Company being able to raise capital towards making such payment.

11.	On February 28, 2014, pursuant to the deferral interest payment agreement with Credit Suisse, the Company paid the deferred interest of $115.